UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund, Incorporated
 (Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
 (Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
 (Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  June 30, 2015

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

JUNE 30, 2015

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Fund, Incorporated
Dear Fellow Shareholders:	August 2015

Performances of the major equity market averages during the second quarter of 2015 were relatively flat, with the Dow Jones Industrial Average declining slightly and the S&P 500 Index posting a small gain. As the quarter progressed, equity prices made modest progress but gave back those gains near the end of June, as turmoil in Greece and China sent stock prices tumbling. The flat performance of the broad equity market somewhat masked divergent returns that occurred between different investment styles and also within individual market sectors. For example, value investors generally underperformed growth investors and market sectors such as the Dow Jones Utility and Transportation Averages declined meaningfully during the quarter, while the NYSE Arca Biotechnology Index posted strong gains. Within the fixed income markets, the yields on U.S. Government securities increased, with the rate on the 10-year Treasury bond rising from 1.94% to 2.35%.  Prices of most fixed income securities declined, with holders of longer duration bonds suffering the largest losses. Greenspring Fund gained 0.57% during the quarter, recouping the small setback experienced in the first quarter. Both the equity and fixed income securities contributed to the quarter’s gain.

Equity and fixed income investors were busy during the quarter analyzing the impact of a variety of domestic and international economic and political events. Many investors entered 2015 with an optimistic economic outlook, expecting the year to bring more robust economic growth than that experienced during the last few years of the slow growth, “muddle through” economy. However, as the second quarter progressed, a very weak first quarter GDP report, blamed on a wide variety of issues including bad weather, the West Coast port shutdown, and the strong dollar, caused investors to lower their expectations for economic growth. At the same time, while somewhat contradictory to the diminished outlook for economic growth, the Federal Reserve (“Fed”) signaled its belief that the economy may be approaching the point at which it no longer needs the stimulus provided by near-zero interest rates. As the Fed continued to debate its interest rate policy, investors wrestled with forecasting the timing and magnitude of an initial increase, as well as the likelihood of future bumps in interest rates – and the impact on the economy and the financial markets.

Greenspring Fund
Performance for the
Periods Ended June 30, 2015
Quarter	0.57%
Year to Date	0.24%
1 Year	-4.47%
3 Years*	7.23%
5 Years*	6.66%
10 Years*	6.02%
15 Years*	7.39%
20 Years*	7.48%
Since inception on 7/1/83*	9.47%
Expense Ratio**	0.90%
*	Annualized.
**	As stated in Prospectus dated 5-1-15. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfund.com. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Internationally, two issues garnered most of the focus of investors – China and Greece. Although China is more significant to the global economy, Greece attracted more media headlines as it negotiated its fate with the European Union (“EU”). As the second quarter came to a close,

Greenspring Fund, Incorporated
Greece was attempting to secure additional funding from the EU in order to make scheduled payments to its creditors. Regardless of the ultimate resolution of the Greek crisis, the direct global economic impact should be relatively limited. The greater fear is the potential for the fiscal problems of other financially weak members of the EU to accelerate to the level of the situation in Greece. Currently, the EU is focused on preventing this type of contagion. Investor concern with China is more worrisome, due to China’s importance in the global economy. Chinese economic growth has been slowing recently as the country shifts more to a consumption-led economy. At the same time, and at odds with slower economic growth, during the first half of 2015 the Chinese stock market experienced a meteoric rise, before tumbling during the last two weeks of June. Investors worry that the recent market selloff might result in a shock to China’s economy, decreasing demand for goods and services, and ultimately hurting multinational companies that benefit from economic growth in China.

INFLUENCES on FUND PERFORMANCE

Both the equity and fixed income securities in the Greenspring Fund contributed to the second quarter’s positive performance. Just over half of the equity securities and the overwhelming majority of the fixed income securities generated positive returns, with the total gains from the equity and fixed income securities approximately equal. Within the Fund’s equity holdings, the securities in the Construction & Engineering and Consulting Services sectors had the greatest positive influence on performance with both groups generating solid gains, while securities in the Computer Systems and Information Technology Services sectors had the largest negative impact on performance. Despite a difficult quarter for many fixed income investors, the Fund’s fixed income securities once again provided their dependably steady, positive performances. Our focus on short-duration securities helped to buffer the portfolio against the price volatility experienced by investors in longer duration securities and we avoided the losses sustained by many fixed income investors. The individual securities that had the most significant influence on the Fund’s performance during the quarter in order of magnitude were the common stock holdings in KBR, Inc., Silicon Graphics International Corp., Datalink Corp., FTI Consulting, Inc., and PartnerRe Ltd. The Fund’s investments in KBR, FTI Consulting and PartnerRe produced positive returns while Silicon Graphics and Datalink declined in value.

KBR, Inc.

KBR, Inc. is a global engineering, construction and services company focused primarily in the petrochemical, liquefied natural gas (“LNG”), hydrocarbon, and government services markets.  We discussed KBR in last quarter’s letter after the common shares declined in value largely due to uncertainty regarding the impact lower oil prices might have on the Company’s prospects.  We are pleased to report that the stock rose significantly during the second quarter despite continued oil price volatility as investors focused on successful new project wins and the positive early results from management’s broad restructuring efforts.  Engineering and development plans continue to move forward on proposed LNG projects for which KBR is well-positioned to win future construction contracts, and solid opportunities remain for additional downstream petrochemical work and government services

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
6/30/15
Republic Services, Inc.	4.8%
Lumos Networks Corp.	4.0%
MasTec, Inc.	3.9%
EMCOR Group, Inc.	3.4%
FTI Consulting, Inc.	3.3%
KBR, Inc.	3.2%
US Foods, Inc., 8.500%, 6/30/19	3.2%
CA, Inc.	3.2%
GSI Group, Inc.	2.8%
The AES Corp.	2.7%

Greenspring Fund, Incorporated
contracts.  Investors also gained confidence in the Company’s underlying profitability as restructuring cost savings have come through as promised and management continues to announce plans to exit most of its non-core businesses.  KBR’s debt-free balance sheet and significant cash resources should provide management with financial flexibility to execute its turnaround and take advantage of potential new opportunities. We look forward to the Company making continued progress, and, while its exposure to commodities-related end markets may continue to create short-term volatility, we believe there are numerous company-specific ways in which this management team can create value for shareholders over the long term.

Silicon Graphics International Corp.

Silicon Graphics International Corp develops high-performance computing hardware that is sold to a worldwide customer base.  In our discussion of Silicon Graphics in last quarter’s letter, we indicated that near-term struggles were negatively affecting the stock price despite encouraging evidence that demand trends in global public and commercial sectors were improving as high-performance computing becomes an increasingly important tool for analyzing the exponential growth in computer data.  We continue to believe that the growing demand trends remain in place evidenced by Silicon Graphics’ two large Department of Defense contracts, several large international contracts, and a growing partnership with SAP, where Silicon Graphics is one of a few select providers of computer hardware certified to run SAP’s new HANA (ultra-high end database) software.  However, the stock fell in the second quarter as one of the Defense projects was delayed a few months, and some customers have deferred the purchase of one of the Company’s supercomputer products, choosing to wait for a new version of the system set to launch this fall.  While both of these issues hampered short-term financial performance, we believe that these issues are largely timing-related and will be resolved in the medium-term, resulting in increasing revenues and strong earnings and cash flow growth.

Datalink Corp.

Datalink Corp. provides data center equipment and related consulting, installation, and support services to large domestic corporate customers.  As a specialist in the data center arena, Datalink should benefit from the long-term secular growth of data center spending as customers increasingly look to utilize data centers as a way to more efficiently manage and store their IT assets and data.  Unfortunately, the stock performed poorly during the second quarter as the Company faced headwinds in its storage business.  The storage industry is going through a substantial technology transition as next-generation products such as flash-based storage architectures are gaining market acceptance, forcing many customers to delay their decision to purchase storage products until they evaluate the merits of deploying this new technology.  Although this transition has had an impact on Datalink’s near-term earnings performance, we believe that management is taking the appropriate steps to improve the profitability of this business by realigning its cost structure. Outside of storage, the business is growing nicely, with sales of data center network and virtualization equipment performing very well, recent acquisitions contributing to profitability, and continued growth in the higher margin Advanced Services (consulting and technical support) business. With a strong balance sheet and free cash flow from operations, we believe that Datalink’s management team has the resources needed to successfully execute their long-term strategy of shareholder value creation through secular data center growth and building out the Advanced Services business.

PORTFOLIO ACTIVITY

During the quarter, we initiated several new common stock positions and purchased additional shares in a number of existing holdings.  The most significant new common stock purchases included shares in United Parcel Service, Inc., Mohawk Industries, Inc., Six Flags Entertainment Corporation, and Eaton Corporation. We also increased the position size of a number of holdings with substantial additions to Gramercy Property Trust and Cabela’s

Greenspring Fund, Incorporated
Incorporated. As existing common stock holdings began to reach our fundamental valuation targets, we reduced the position size in several securities including the common shares of PartnerRe Ltd., FTI Consulting, Inc., KBR, Inc. and Cytec Industries, Inc. We sold the Fund’s entire position in Rosetta Resources, Inc. and Rexnord Corp. During the quarter, PartnerRe Ltd. received a proposal to be acquired by an industry competitor.

Greenspring Fund
Portfolio Allocation
as of June 30, 2015

Activity within the fixed income portfolio continues to be influenced by maturities and redemptions as we remain focused on securities with short-term maturities or subject to near-term calls where we believe the company will exercise the call in order to take advantage of the current low interest rate environment by refinancing its bonds. Please refer to the Schedule of Investments in the financial statements for a complete list of portfolio holdings and the percentage of the portfolio each holding represents.

INVESTMENT STRATEGY

We continue to research and identify equity investments in companies that we believe are undervalued, well-managed and have future prospects that should lead to even greater shareholder value. Furthermore, we focus our efforts on equity investments that contain a catalyst, or are pursuing company-specific initiatives that should result in higher profitability, earnings and cash flow per share. The equity portfolio continues to have a broad representation of small, mid and large capitalization companies.

Given the potential for interest rates to increase further, we will continue to emphasize short-duration high yield fixed income securities of companies that we believe are well-positioned and motivated to retire the particular security that we have purchased. The large number of expected near-term redemptions and/or maturities of these securities should provide the portfolio with a ready source of cash flow that will be available to be reinvested at greater returns should interest rates continue to move higher, allowing the portfolio to quickly benefit from an increase in interest rates.

We look forward to reporting on our further progress at the end of the third quarter.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

Greenspring Fund, Incorporated
**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk.  Principal loss is possible.  Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

The Dow Jones Industrial Average is a broad based unmanaged index comprised of 30 actively traded large-capitalization stocks.  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The NYSE Arca Biotechnology Index is an equal dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income.  Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.  Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and substracting recurring capital expenditures.

Distributed by Quasar Distributors, LLC

Greenspring Fund, Incorporated
EXPENSE EXAMPLE For the Six Months Ended June 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees if you redeem within 60 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/2015 – 6/30/2015).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	1/1/2015 –
	1/1/2015	6/30/2015	6/30/2015*
Actual	$1,000.00	$1,002.40	$4.67
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.13	$4.71

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Greenspring Fund, Incorporated
SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited)

Shares		Value
COMMON STOCKS: 72.3%

Building Products: 2.0%
29,670	Mohawk Industries, Inc.*	$5,664,003
252,993	PGT, Inc.*	3,670,928
		9,334,931
Business Software & Services: 4.2%
88,061	Amdocs Limited #	4,807,250
514,224	CA, Inc.	15,061,621
		19,868,871
Chemicals: 0.2%
16,831	Cytec Industries Inc.	1,018,780

Commercial Banks & Thrifts: 5.1%
44,774	American National Bankshares, Inc.	1,066,069
203,050	Beneficial Bancorp, Inc.*	2,536,095
18,544	Blue Hills Bancorp, Inc.*	259,616
65,389	Chicopee Bancorp, Inc.	1,093,304
211,667	Clifton Bancorp, Inc.	2,961,221
279,112	ESSA Bancorp, Inc.	3,589,380
78,079	First Connecticut Bancorp, Inc.	1,239,114
31,654	Middleburg Financial Corp.	569,772
52,900	OceanFirst Financial Corp.	986,585
194,129	Shore Bancshares, Inc.*	1,830,636
589,083	Southern National Bancorp of Virginia	6,527,040
24,625	Westbury Bancorp, Inc.*	426,751
124,831	Westfield Financial, Inc.	912,515
		23,998,098
Computer Systems: 2.1%
1,530,819	Silicon Graphics International Corp.*	9,904,399

Construction & Engineering: 14.0%
91,151	Dycom Industries, Inc.*	5,364,236
339,375	EMCOR Group, Inc.	16,211,944
784,011	KBR, Inc.	15,272,534
930,248	MasTec, Inc.*	18,484,028
333,752	MYR Group Inc.*	10,332,962
		65,665,704
Consulting Services: 3.3%
379,501	FTI Consulting, Inc.*	15,650,621

Consumer Goods: 0.2%
21,025	Libbey, Inc.	868,963

Electrical Equipment & Instruments: 4.3%
27,955	Eaton Corporation PLC#	1,886,683
89,790	Emerson Electric Co.	4,977,060
889,629	GSI Group, Inc.*#	13,371,124
		20,234,867
Entertainment: 1.1%
56,157	AMC Entertainment Holdings,
	Inc. – Class A	1,722,897
73,501	Six Flags Entertainment Corporation	3,296,520
		5,019,417
Industrial Equipment: 0.3%
20,000	Pentair PLC #	1,375,000

Information Technology Services: 1.6%
836,248	Datalink Corp.*	7,476,057

Insurance: 0.4%
15,911	PartnerRe Ltd.#	2,044,564

Insurance-Brokers: 0.1%
14,634	Brown & Brown, Inc.	480,873

Internet Software & Services: 2.1%
143,531	j2 Global, Inc.	9,751,496

Oil & Gas Exploration & Production: 6.0%
159,395	Energen Corp.	10,886,678
112,400	EOG Resources, Inc.	9,840,620
276,969	Suncor Energy, Inc.#	7,622,187
		28,349,485
Oil Refining & Marketing: 0.1%
2,813	Phillips 66	226,615

Pulp & Paper: 1.3%
124,205	International Paper Co.	5,910,916

Real Estate Investment Trust: 2.1%
420,550	Gramercy Property Trust, Inc.	9,828,253

Retail: 1.4%
129,767	Cabela’s Incorporated*	6,485,755

Telecommunications: 4.0%
1,279,832	Lumos Networks Corp.º	18,928,715

Telecommunications Equipment: 2.7%
1,860,406	Harmonic, Inc.*	12,706,573

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited) (Con’t)

Shares/Principal		Value
COMMON STOCKS: 72.3% (Con’t)

Transportation & Logistics: 1.1%
55,338	United Parcel Service, Inc. – Class B	$5,362,806

Truck Dealerships: 2.7%
208,143	Rush Enterprises, Inc. – Class A*	5,455,428
295,698	Rush Enterprises, Inc. – Class B*	7,096,752
		12,552,180
Utilities: 5.1%
958,925	The AES Corp.	12,715,345
362,378	PPL Corp.	10,679,280
43,297	Talen Energy Corporation*	742,977
		24,137,602
Waste Management Services: 4.8%
576,498	Republic Services, Inc.	22,581,427

TOTAL COMMON STOCKS
(cost $263,278,436)		339,762,968

PREFERRED STOCKS: 0.4%

Homebuilding: 0.4%
64,970	M/I Homes, Inc., 9.750%, Series A	1,693,768

Real Estate Investment Trust: 0.0%
5,700	Winthrop Realty Trust, 7.750%	144,951

TOTAL PREFERRED STOCKS
(cost $1,806,138)		1,838,719

CORPORATE BONDS: 23.9%

Aerospace & Defense: 0.0%
$179,000	Esterline Technologies Corp.,
	7.000%, 8/1/20	186,200

Apparel: 0.0%
140,000	Hanesbrands, Inc., 6.375%, 12/15/20	146,825

Automobile Parts: 0.3%
50,000	The Goodyear Tire & Rubber Co.,
	8.250%, 8/15/20	52,463
1,261,000	Tenneco, Inc., 6.875%, 12/15/20	1,317,745
		1,370,208
Cable/Satellite TV: 0.2%
96,000	CCO Holdings LLC/CCO Holdings
	Capital Corp., 7.000%, 1/15/19	99,840
593,000	Videotron Ltd., 9.125%, 4/15/18#	604,119
		703,959
Chemicals: 1.2%
4,975,000	Kraton Polymers LLC, 6.750%, 3/1/19	5,099,375
436,000	PolyOne Corp., 7.375%, 9/15/20	457,255
		5,556,630
Commercial & Residential Building
Equipment & Systems: 0.5%
2,300,000	Nortek, Inc., 8.500%, 4/15/21	2,466,750

Construction & Engineering: 0.1%
100,000	AECOM Global II, LLC/URS Fox
	US LP, 3.850%, 4/1/17	99,875
294,000	Dycom Investments, Inc.,
	7.125%, 1/15/21	308,700
		408,575
Consulting Services: 1.7%
7,452,000	FTI Consulting, Inc., 6.750%, 10/1/20	7,759,395

Consumer Goods: 0.1%
100,000	The Scotts Miracle-Gro Company,
	6.625%, 12/15/20	105,000
150,000	Tempur Sealy International, Inc.,
	6.875%, 12/15/20	159,750
		264,750
Entertainment: 1.2%
395,000	Carmike Cinemas, Inc.,
	7.375%, 5/15/19	418,542
4,953,000	Cinemark USA, Inc., 7.375%, 6/15/21	5,256,371
		5,674,913
Food & Beverage: 0.0%
100,000	Chiquita Brands International, Inc./
	Chiquita Brands LLC, 7.875%, 2/1/21	108,125

Food Distribution: 3.2%
14,421,000	US Foods, Inc., 8.500%, 6/30/19	15,069,945

Healthcare-Facilities: 2.7%
12,552,000	Hanger, Inc., 7.125%, 11/15/18	12,583,380
76,000	HealthSouth Corp., 7.750%, 9/15/22	79,705
		12,663,085

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited) (Con’t)

Principal		Value
CORPORATE BONDS: 23.9% (Con’t)

Healthcare-Products: 0.2%
$1,021,000	Alere, Inc., 8.625%, 10/1/18	$1,059,798
95,000	Hologic, Inc., 6.250%, 8/1/20	98,327
		1,158,125
Healthcare-Services: 1.9%
4,305,000	Acadia Healthcare Co., Inc.,
	12.875%, 11/1/18	4,724,737
3,918,000	MedAssets, Inc., 8.000%, 11/15/18	4,067,041
		8,791,778
Homebuilding: 0.4%
1,945,000	M/I Homes, Inc., 8.625%, 11/15/18	2,017,938

Internet Software & Services: 1.6%
4,999,000	Bankrate, Inc., 6.125%, 8/15/18 – 144A	4,874,025
2,243,000	j2 Global, Inc., 8.000%, 8/1/20	2,433,655
		7,307,680
Lodging & Leisure: 0.0%
100,000	NCL Corporation Ltd.,
	5.000%, 2/15/18#	102,250
Media: 0.9%
94,000	AMC Networks Inc., 7.750%, 7/15/21	101,990
3,914,000	Entercom Radio, LLC, 10.500%, 12/1/19	4,217,335
42,000	TEGNA Inc., 7.125%, 9/1/18	43,102
		4,362,427
Oil & Gas Equipment & Services: 1.2%
5,313,000	Exterran Holdings, Inc., 7.250%, 12/1/18	5,512,238

Oil & Gas Exploration & Production: 0.8%
1,335,000	Denbury Resources, Inc.,
	6.375%, 8/15/21	1,288,275
1,062,000	Gulfport Energy Corporation,
	7.750%, 11/1/20	1,117,755
1,292,000	Whiting Canadian Holding
	Company LLC, 8.125%, 12/1/19#	1,359,022
		3,765,052
Packaging & Containers: 0.0%
184,000	Crown Americas LLC/Crown Americas
	Capital Corp. III, 6.250%, 2/1/21	192,740

Pharmaceuticals: 0.1%
484,000	Par Pharmaceutical Cos, Inc.,
	7.375%, 10/15/20	517,880

Real Estate Investment Trust: 0.6%
2,840,000	Iron Mountain, Inc., 8.375%, 8/15/21	2,939,400

Retail: 2.8%
10,216,000	Brown Shoe Co., Inc., 7.125%, 5/15/19	10,639,964
1,148,000	Party City Holdings, Inc.,
	8.875%, 8/1/20	1,231,230
1,272,000	Rite Aid Corp., 8.000%, 8/15/20	1,329,240
		13,200,434
Semiconductors: 0.1%
299,000	Freescale Semiconductor, Inc.,
	10.750%, 8/1/20	316,940

Storage & Logistics: 0.0%
72,000	Mobile Mini, Inc., 7.875%, 12/1/20	75,780

Telecommunications: 0.1%
250,000	Earthlink, Inc., 7.375%, 6/1/20	261,250
295,000	Level 3 Financing, Inc., 7.000%, 6/1/20	313,806
		575,056
Transport-Marine: 1.1%
4,943,000	Overseas Shipholding Group, Inc.,
	8.125%, 3/30/18	5,128,363

Transport-Truck: 0.9%
3,785,000	Quality Distribution LLC/
	QD Capital Corp.,
	9.875%, 11/1/18	3,988,444

TOTAL CORPORATE BONDS
(cost $113,773,775)		112,331,885

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited) (Con’t)

Shares		Value
SHORT-TERM INVESTMENTS: 3.5%

Money Market Instruments: 3.5%
16,705,499	AIM Liquid Assets, 0.100%^	$16,705,499

TOTAL SHORT-TERM INVESTMENTS
(cost $16,705,499)		16,705,499

TOTAL INVESTMENTS IN SECURITIES
(cost $395,563,848): 100.1%		470,639,071
Liabilities in Excess of Other Assets (0.1)%		(607,011)
NET ASSETS: 100.0%		$470,032,060

*	Non-income producing security.
#	U.S. security of foreign issuer.
º	Investment in affiliated security (note 5).
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of June 30, 2015, the value of  these investments was $4,874,025, or 1.0% of total net assets.

^	Rate shown is the 7-day effective yield at June 30, 2015.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
STATEMENT OF ASSETS AND LIABILITIES at June 30, 2015 (Unaudited)

ASSETS
Investments in securities, at value:
Unaffiliated issuers (cost $377,407,948)	$451,710,356
Affiliated issuers (cost $18,155,900) (Note 5)	18,928,715
Total investments, at value (cost $395,563,848)	470,639,071
Receivables:
Dividends and interest	1,875,396
Securities sold	1,163,271
Fund shares sold	94,133
Prepaid expenses	63,887
Total assets	473,835,758

LIABILITIES
Payables:
Securities purchased	1,834,501
Fund shares redeemed	1,555,828
Due to affiliate (Note 5)	298,071
Accrued expenses	115,298
Total liabilities	3,803,698

NET ASSETS	$470,032,060

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	18,906,387

Net asset value, offering and redemption price per share	$24.86

COMPONENTS OF NET ASSETS
Capital stock at par value	$189,064
Paid-in capital	373,211,034
Undistributed net investment income	6,355,640
Accumulated net realized gain on investments	15,201,099
Net unrealized appreciation on investments	75,075,223
NET ASSETS	$470,032,060

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME
Income
Interest	$6,199,689
Dividends (net of foreign withholding taxes of $19,372)	2,338,381
Total income	8,538,070

Expenses
Advisory fees (Note 5)	1,980,197
Sub transfer agent fees	211,687
Administration fees	117,447
Administration fees – Corbyn (Note 5)	42,488
Fund accounting fees	39,969
Transfer agent fees	34,954
Directors fees	29,799
Legal fees	28,230
Reports to shareholders	24,804
Custody fees	22,183
Blue sky fees	17,723
Insurance fees	16,032
Audit fees	14,613
Miscellaneous fees	1,638
Total expenses	2,581,764
Net investment income	5,956,306

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of:
Unaffiliated investments	26,790,452
Affiliated investments (Note 5)	(463,210)
Change in net unrealized depreciation on investments	(31,648,035)
Net realized and unrealized loss on investments	(5,320,793)
Net increase in net assets resulting from operations	$635,513

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2015#	December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$5,956,306	$21,149,991
Net realized gain (loss) on sale of:
Unaffiliated investments	26,790,452	(8,992,273)
Affiliated investments (Note 5)	(463,210)	—
Change in net unrealized depreciation on investments	(31,648,035)	(32,312,899)
Net increase (decrease) in net assets resulting from operations	635,513	(20,155,181)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(21,211,081)
From net realized gain	—	(10,219,967)
Total distributions to shareholders	—	(31,431,048)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares(a)+	(201,741,430)	(145,532,056)
Total decrease in net assets	(201,105,917)	(197,118,285)

NET ASSETS
Beginning of period	671,137,977	868,256,262
End of period (including accumulated net investment
income of $6,355,640 and $399,334, respectively)	$470,032,060	$671,137,977

(a)	A summary of capital share transactions is as follows:

	Six Months Ended June 30, 2015#		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Shares sold	687,885	$16,967,546	5,868,702	$153,725,489
Shares issued in reinvestment of distributions	—	—	1,204,083	30,667,126
Shares redeemed+	(8,838,493)	(218,708,976)	(12,822,477)	(329,924,671)
Net decrease	(8,150,608)	$(201,741,430)	(5,749,692)	$(145,532,056)

#	Unaudited.
+	Net of redemption fees of $20,770 and $29,425, respectively.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2015#		2014	2013	2012	2011	2010
Net asset value, beginning of period	$24.80		$26.47	$23.23	$22.70	$24.19	$22.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32		0.70	0.61	0.67	0.58	0.56
Net realized and unrealized gain (loss) on investments	(0.26)		(1.35)	3.57	1.35	(0.66)	1.82
Total from investment operations	0.06		(0.65)	4.18	2.02	(0.08)	2.38

LESS DISTRIBUTIONS:
From net investment income	—		(0.70)	(0.58)	(0.88)	(0.82)	(0.72)
From net realized gain	—		(0.32)	(0.36)	(0.61)	(0.59)	(0.16)
Total distributions	—		(1.02)	(0.94)	(1.49)	(1.41)	(0.88)
Net asset value, end of period	$24.86		$24.80	$26.47	$23.23	$22.70	$24.19
Total return	0.24	%^	(2.51%)	18.13%	9.07%	(0.26%)	10.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$470.0		$671.1	$868.3	$650.9	$739.0	$830.7
Ratio of expenses to average net assets	0.94	%+	0.89%	0.92%	0.93%	0.91%	0.95%
Ratio of net investment income to average net assets	2.16	%+	2.54%	2.25%	2.89%	2.40%	2.51%
Portfolio turnover rate	14.53	%^	50.43%	67.74%	27.67%	58.32%	59.99%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited)

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Investment transactions and related investment income – Investment transactions are recorded on the trade date.  Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis.  Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security.  Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of Investments – Generally, the Fund’s investments are valued at market value.  Equity securities traded on a principal stock exchange are valued at the last quoted sale price.  Equity securities traded on the NASDAQ National Market System (“NASDAQ”), are normally valued at the official closing price provided by NASDAQ. Equity securities that are not traded on principal exchange or NASDAQ are valued at the last sale price in the over-the-counter market.  In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources the Adviser deems appropriate pursuant to policies and procedures approved by the Board.  Equity securities in an active market will be classified as Level 1 securities.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing net asset value per share on the day of valuation.  The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation. These securities will be classified as Level 1 securities.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value.  Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer.  These debt instruments will generally be classified as Level 2 securities.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within 60 days, are generally traded in the over-the-counter market.  These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and type, as well as prices supplied by dealers who make markets in such securities.  In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at the mean of the closing bid and asked prices from sources the Adviser deems appropriate pursuant to policies and procedures approved by the Fund’s Board.  Debt securities will generally be classified as Level 2 securities.

Any securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to policies and procedures approved by the Fund’s Board.  These securities will be classified as Level 3 securities.

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited) (Con’t)

In determining fair value, the Adviser, as directed by the Board, considers all relevant qualitative and quantitative information available.  These factors are subject to change over time and are reviewed periodically.  The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments.  Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.  The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2015:

	Quoted Prices	Significant Other	Significant	Carrying Value
	in Active	Observable	Unobservable	at June 30,
	Markets	Inputs	Inputs	2015
	Level 1	Level 2	Level 3	Total
Common Stocks	$338,669,664	$1,093,304	$—	$339,762,968
Preferred Stock	144,951	1,693,768	—	1,838,719
Corporate Bonds	—	112,331,885	—	112,331,885
Short-Term Investment	16,705,499	—	—	16,705,499
Total	$355,520,114	$115,118,957	$—	$470,639,071

See Schedule of Investments for industry breakdown.

Transfers between levels are recognized at the end of the reporting period. During the six months ended June 30, 2015 transfers into Level 1 and out of Level 2 were $1,830,636.  The security transferred out of Level 2 and into Level 1 due to increased market activity.  Transfers into Level 2 from Level 1 were $2,787,072.  The securities transferred out of Level 1 and into Level 2 as a result of a decrease in market activity available as of June 30, 2015.

The Fund did not have any Level 3 securities during the period.

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited) (Con’t)

Redemption fees – The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund is intended for long-term investors.  The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions.  In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders.  To the extent that the Fund invests a significant portion of its assets in small-cap securities or high-yield bonds, it may be subject to the risks of market timing more than a fund that does not.  Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less.  The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.  All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary.  However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading.  Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies.  The Fund reserves the right to reject combined or omnibus orders in whole or in part.

To calculate redemption fees, after first redeeming any shares associated with reinvested dividends or other distributions, the “first-in, first out” method is used to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.  If the holding period for shares purchased is 60 days or less, the fee will be charged.  The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.  The redemption fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

It is the Fund’s policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 9, 2014 an income dividend of $0.34 per share and a long-term capital gain distribution of $0.24690 per share were declared, payable on July 10, 2014, to shareholders of record on July 8, 2014.  Additionally, on December 17, 2014,

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited) (Con’t)

an income dividend of $0.3578 per share and a long-term capital gain distribution of $0.0758 per share were declared, payable on December 18, 2014 to shareholders of record on December 16, 2014.  The tax character of distributions paid during the six months ended June 30, 2015 and the year ended December 31, 2014 were as follows:

Distributions paid from:	June 30, 2015	December 31, 2014
Ordinary income	$—	$21,211,081
Long-term capital gain	$—	$10,219,967

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders.  For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2014.

Note 3 – Purchases and Sales of Investments

For the six months ended June 30, 2015, purchases and sales of investments, other than short-term investments and U.S. government obligations aggregated $76,946,066 and $241,668,922, respectively.

Note 4 – Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, the Fund intends to distribute substantially all of its taxable income.  Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year.  Generally, tax authorities can examine tax returns filed for all open tax years (2011-2014).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements.  As of December 31, 2014, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited) (Con’t)

Cost of investments	$561,389,739
Gross tax unrealized appreciation	135,612,136
Gross tax unrealized depreciation	(29,028,308)
Net tax unrealized appreciation	106,583,828
Undistributed ordinary income	399,334
Undistributed long-term capital gain	—
Total distributable earnings	399,334
Other accumulated losses	(10,986,713)
Total accumulated earnings	$95,996,449

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2014, the Fund decreased undistributed net investment income by $2,424 and decreased accumulated net realized loss on investments by $2,424.  At December 31, 2014, the Fund deferred, on a tax basis, post October losses of $10,986,713.

Note 5 – Transactions with Affiliated Parties

Corbyn serves as the Fund’s investment adviser.  Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly.  For the six months ended June 30, 2015, the Fund incurred $1,980,197 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services.  As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly.  For the six months ended June 30, 2015, the Fund incurred $42,488 in administrative fees to Corbyn.

At June 30, 2015, investors for whom Corbyn was investment adviser held 981,237 shares of the Fund.

A company is considered to be an affiliate of the Fund under the 1940 Act if the Fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company.  Transactions with companies that are or were affiliates during the six months ended June 30, 2015 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend	Realized
Issuer	Cost	Cost	Cost	Cost	Income	Loss	Shares	Value
Lumos Networks Corp.	$18,446,259	$1,644,325	$1,934,684	$18,155,900	$—	$(463,210)	1,279,832	$18,928,715

Greenspring Fund, Incorporated
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Continuance of the Investment Advisory Agreement (the “Agreement”) must be considered annually by the directors of the Fund who are not parties to the Agreement or “interested persons” of any such party (as defined in the 1940 Act) (the “Independent Directors”). In order for continuance to be approved, a majority of the Independent Directors must vote for such approval at an in-person meeting called for this purpose.

The Board of Directors (the “Board”), including a majority of the Independent Directors, approved the continuance of the Agreement most recently at an in-person meeting in February 2015. To assist the Directors in their evaluation of the Agreement, the Board was supplied with extensive information by the Adviser in advance of the meeting. After a detailed presentation by the Adviser, during which the written materials were reviewed and questions from the Board were answered, the Independent Directors met separately to consider the approval of the Agreement. The Board as a whole, and the Independent Directors voting separately, then approved the continuation of the Agreement as being in the best interest of the Fund. In considering the Agreement, the Board did not identify any particular overriding factor, but considered all the information available.

Below is a summary of the primary factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Agreement:

1.
The nature, extent, and quality of the services to be provided by the Adviser under the Agreement. The Board reviewed the qualifications and experience of the Fund’s portfolio manager and other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the Adviser’s resources and compliance structure.  The Board reviewed the compliance program of the Adviser and the qualifications of the CCOs of the Adviser and the Fund, as well as the Adviser’s compliance record and the Adviser’s oversight of the Fund’s third party service providers. Additionally, they discussed the Adviser’s efforts and resources to market the Fund and grow its assets to benefit shareholders.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

2.
The Fund’s historical investment performance. The Board discussed the short- and long-term investment performance of the Fund on an absolute basis and compared to category benchmarks, relative market indices and major market indices.  The Board noted that the Fund’s returns lagged behind the performance of its category benchmarks, which are groups of other mutual funds with similar investment styles selected by independent providers of mutual fund information.  As part of its analysis of investment performance, the Board considered the Fund’s investment objective, market conditions, consistency of returns and level of risk taken as measured by beta.  The Board concluded that the Fund’s historical investment performance was acceptable given the market conditions, level of risk taken, consistency of returns and the Fund’s long-term performance objective.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. The Board reviewed a presentation prepared by the Adviser comparing the Fund to a group of peer funds, which were similar in asset size, operating, and expense structure.  The Board considered that the Fund’s contractual advisory fee of 0.70% was less than the median contractual advisory fee of the peer funds at a common net asset level.  The Board also considered that the Fund’s total expense ratio of 0.89% compared favorably to the peer funds.  The Board concluded that the Adviser had consistently maintained an

Greenspring Fund, Incorporated
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Con’t)

annual expense ratio below the peer group median without waiving and/or reimbursing any fees to the Fund.  Additionally, the Board was provided information on the services the Adviser provides to separately managed accounts and considered how those services differ from the services provided to the Fund.  The Board concluded that the fee structure of the Agreement was reasonable.

4.
Economies of scale. The Board also considered that economies of scale would be expected to be realized by the Adviser as the assets of the Fund grow. The Board noted that the Agreement’s fee schedule includes breakpoints at net asset levels of $250 million and $500 million, whereby the fees paid by the Fund decrease at higher asset levels.  The Board noted that the shareholders benefited from both break points since the net assets were above $500 million for all of 2014.

5.
Costs of services provided and profits to be realized by the Adviser. The Board then discussed the costs of the services to be provided and the profitability of the Adviser. Specific attention was given to the methodologies followed in estimating costs incurred by the Adviser for the Fund.  The Board recognized that cost allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results.  In this regard, the Board noted that the allocation appeared reasonable.  After such review, the Board determined that the profitability of the Adviser with respect to the Agreement was reasonable, and that the Adviser maintained adequate profit levels to support the services to the Fund.

6.
Other factors and considerations. The Board also discussed the quality of services provided to the Fund throughout the year including the receipt of research services in exchange for soft dollar credits in connection with commissions paid by the Fund.  The Board also reviewed the Adviser’s management of its relationship with the Fund’s third party service providers.  They also discussed the Fund’s portfolio management presentations and the detailed information relating to the Fund’s portfolio and performance presented at its quarterly meetings.

Greenspring Fund, Incorporated
NOTICE TO SHAREHOLDERS June 30, 2015 (Unaudited)

Tax Information
The Fund designates 31.36% of dividends declared from net investment income during the fiscal year ended December 31, 2014 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2014, which is designated as qualifying for the dividends-received deduction, is 27.34%.

For foreign shareholders in the Fund, for the year ended December 31, 2014, 91.32% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 0.00% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
In an attempt to reduce shareholder expenses, we will mail only one copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfund.com.

Privacy Policy
The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct our business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Greenspring Fund, Incorporated
NOTICE TO SHAREHOLDERS June 30, 2015 (Unaudited) (Con’t)

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as our Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet customers’ financial needs and regulatory requirements. These third parties act on its behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former customers to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or info@greenspringfund.com. Thank you.

Greenspring Fund, Incorporated
Performance Since Inception on
July 1, 1983 through June 30, 2015
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through June 30, 2015. The total value of $181,044 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees. This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended June 30, 2015 were -4.47%, 7.23%, 6.66%, 6.02% and 9.47%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

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Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting
Michael P. O’Boyle

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Dr., Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Symbol – GRSPX
CUSIP – 395724107

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-(15(b) or 240.15d-15(b)).  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act (17 CFR 270.23 C-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*        /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date     August 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date     August 26, 2015

By (Signature and Title)*        /s/Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date     August 26, 2015

* Print the name and title of each signing officer under his or her signature.